Exhibit 10.3

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of April 10, 2023, by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person, an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and each of the Insiders are parties to that certain Letter Agreement, dated as of October 19, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which, the Sponsor and the Insiders each agreed, severally but not jointly, with the Company, among other matters, to certain transfer restrictions with respect to any Founder Shares, Private Placement Warrants or Ordinary Shares issued or issuable upon conversion of the Founder Shares of Private Placement Warrants;

WHEREAS, the parties hereto desire to amend the Original Agreement as provided herein; and

WHEREAS, pursuant to Section 12 of the Original Agreement, the Original Agreement can be amended with the written consent by (i) each Insider that is the subject of any such change, amendment, modification or waiver and (ii) the Sponsor.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendments to the Letter Agreement. The parties hereby agree to the following amendments to the Letter Agreement:

(a)	Section 2 is amended by deleting Section 2 in its entirety and replacing it with the following:

“The Sponsor and each Insider hereby agrees with the Company that in the event that the Company fails to consummate a Business Combination within 18 months from the closing of the Public Offering, or such later period approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as they may be amended from time to time (such period, the “Business Combination Period”), the Sponsor and each Insider shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Ordinary Shares sold as part of the Units in the Public Offering (the “Offering Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish all Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and each Insider agrees to not propose any amendment to the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete its initial Business Combination within the Business Combination Period, or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides its Public Shareholders with the opportunity to redeem their Offering Shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares.”

“The Sponsor and each Insider acknowledges that it, he or she has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Founder Shares held by it, him or her, if any. The Sponsor and each Insider hereby further waives, with respect to any Shares held by it, him or her, if any, any redemption rights it, he or she may have in connection with (x) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Ordinary Shares and (y) a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete its initial Business Combination within the Business Combination Period, or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity (although the Sponsor and the Insiders shall be entitled to redemption and liquidation rights with respect to any Offering Shares it or they hold if the Company fails to consummate a Business Combination within the Business Combination Period).

(b)	Section 7(a) is amended by deleting Section 7(a) in its entirety and replacing it with the following:

“The Sponsor and each Insider agrees that it, he or she shall not Transfer (as defined below) any Founder Shares (or Ordinary Shares issuable upon conversion thereof) until the earlier of (A) 150 days after the completion of the Company’s initial Business Combination and (B) subsequent to the Business Combination, the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”).”

4. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the date first set forth above.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Managing Member

Signature Page to Amendment to Letter Agreement

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb

Signature Page to Amendment to Letter Agreement

By:	/s/ Tony M. Pearce
Name:	Tony M. Pearce

Signature Page to Amendment to Letter Agreement

By:	/s/ Terry V. Pearce
Name:	Terry V. Pearce

Signature Page to Amendment to Letter Agreement

By:	/s/ Lynne M. Laube
Name:	Lynne M. Laube

Signature Page to Amendment to Letter Agreement

By:	/s/ Tanner Ainge
Name:	Tanner Ainge

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By:	/s/ Dave Crowder
Name:	Dave Crowder

Signature Page to Amendment to Letter Agreement

By:	/s/ Davis Smith
Name:	Davis Smith

Signature Page to Amendment to Letter Agreement

Acknowledged and Agreed:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name: Daniel S. Webb
Title: Chief Executive Officer Chief Financial Officer and Director

Signature Page to Amendment to Letter Agreement